FORM 8-K
                               CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report          October 5, 2001
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     Redmond Capital Corporation
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            (Exact name of registrant as specified in its chapter)

             Florida                           000-31219                          98-0176487
    -------------------------          -------------------------          -------------------------
  (State or other jurisdiction                (Commission                       (IRS Employer
        of incorporation                      File Number)                   Identification No.)

    440 Stevens Drive
    West Vancouver, British Columbia, Canada                   V7S 1C6
   ------------------------------------------         -------------------------
    (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (604) 925-2180
                        -----------------------------------
                             1255 West Pender Street
                             Vancouver, British Columbia, Canada
                             ----------------------------------------
                             (Former name or former address,
                             if changed since last report)

Item 1.  Changes in Control of Registrant

                   N/A

Item 2.  Acquisition or Deposition of Assets

                   N/A

Item 3.  Bankruptcy or Receivership.

                   N/A
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Item 4. Changes in Registrant's Certifying Accountant.

     (a)(1)(i) The former accountants, Clancy and Co., P.L.L.C. ("CC"), were dismissed on or about June 18, 2001. The reason for the dismissal is the geographical preference of the issuer. The issuer prefers to work with accountants who are geographically closer. One of the principal offices of the issuer is located in Vancouver, British Columbia and the former accountants are located in Phoenix, Arizona. On or about June 18, 2001, the company engaged the services of Morgan and Company, who is located at 700 West Georgia Street, Vancouver, British Columbia, as its new accountants and to provide the applicable reports for the issuer's two most recent fiscal years.

           (ii) CC audited the financial statements for the years ended December 31,1999 and 1998. The principal accountant's report on the financial statements for the years ended December 31, 1999 and 1998 contained a modification as to an uncertainly regarding the ability of the Company to continue as a going concern.

           (iii) The decision to change accountants was approved by the board of directors on or about October 3, 2001.

           (iv) During the Registrant's two most recent fiscal years and the interim period through July 3, 2001, there were no disagreements with the CC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CC, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     (a)(2) On or about June 18, 2001, the company engaged the services of Morgan and Company, located at 700 West Georgia Street, Vancouver, BC V7Y 1A1 as its new accountants to provide the applicable reports for the issuer's two most recent years. Neither the issuer nor someone on behalf of the issuer has consulted the new auditor regarding any of the issues set forth in 17 CFR section 228.304 2(i)-(ii).

     (a)(3) The Company has provided CC with a copy of the disclosure contained herein and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304 (a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of CC's letter is attached as an exhibit to this Current Report on Form 8-K.

Item 5. Other Events and Regulation FD Disclosure.

                   N/A

Item 6. Resignations of Registrant's Directors.

         (a) Since the date of the last annual meeting of shareholders, John Lagadin resigned as a director. The letter of resignation was submitted on February 28, 2001, and accepted by the board of directors on March 1, 2001. On March 1, 2001, the board of directors elected Dr. Johannes le Roux Retief ("Jannie Retief") to replace Mr. John Lagadin. The letter is submitted herewith as an exhibit as required by the applicable rules.

Item 7. Financial Statements and Exhibits.

                   N/A
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Item 8. Change in Fiscal Year.

                   N/A

Item 9. Regulation FD Disclosure.

                   N/A


                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Redmond Capital Corp.
                                       ----------------------------------------
                                                     (Registrant)

                                            /s/
                                       ----------------------------------------
                                            Dr.  Jannie Retief, President

October 5, 2001
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Exhibits:

16.1     Letter on change in certifying accountant
17.1     Letter on Director resignation
17.2     Acceptance of the letter of resignation

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